                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 30, 2002

                                  EZCORP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                  0-19424                              74-2540145
           (COMMISSION FILE NUMBER)         (IRS EMPLOYER IDENTIFICATION NO.)



                              1901 CAPITAL PARKWAY
                               AUSTIN, TEXAS 78746
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)

                                 (512) 314-3400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.  OTHER EVENTS.

      A. EZCorp, Inc. (the "Company") issued a press release dated October 30, 2002, relating to the re-syndication of its revolving credit facility. The release is filed as Exhibit 99.2 to this Current Report and is incorporated herein by reference.


      B. As of October 30, 2002, EZCorp, Inc. entered into the Second Amended and Restated Credit Agreement dated as of October 30, 2002 between the Company and Wells Fargo Bank, as Agent and Issuing Bank, as well as other Lenders. The Second Amended and Restated Credit Agreement relates to the re-syndication of EZCORP's credit facility, with a maturity date of March 31, 2005. The Second Amended and Restated Credit Agreement is filed as Exhibit 10.87 to this Current Report and is incorporated herein by reference.

ITEM 7.  EXHIBITS.

         10.87 A copy of the Second Amended and Restated Credit Agreement, relating to the re-syndication of EZCORP's credit facility, is filed as Exhibit 10.87 to this Current Report and is incorporated herein by reference.

          99.2 A copy of a press release dated October 30, 2002 by EZCorp, Inc., relating to the re-syndication of its revolving credit facility, is filed as Exhibit 99.2 to this Current Report and is incorporated herein by reference.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EZCORP, INC.
                                    (Registrant)




Date: October 31, 2002              By:   /s/ Daniel N. Tonissen
                                          ------------------------------------
                                                (Signature)

                                          Daniel N. Tonissen
                                          Senior Vice President, Chief Financial
                                          Officer and Director
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                                  EXHIBIT INDEX


       10.87 A copy of the Second Amended and Restated Credit Agreement, relating to the re-syndication of EZCORP's credit facility, is filed as Exhibit 10.87 to this Current Report and is incorporated herein by reference.

        99.2 A copy of a press release dated October 30, 2002 by EZCorp, Inc., relating to the re-syndication of its revolving credit facility, is filed as Exhibit 99.2 to this Current Report and is incorporated herein by reference.